Future Minimum Lease Payments	12 Months Ended
Dec. 31, 2016
Leases [Abstract]
Future Minimum Lease Payments

Note 19 – Future Minimum Lease Payments

Effective July 1, 2013, we leased our office space in Las Vegas, Nevada under a 3-year operating lease expiring August 31, 2016. The lease provides for increases in future minimum annual rental payments based on defined annual increases beginning with monthly payments of $2,997 and culminating in a monthly payment of $3,191 in 2016. The lease contains provisions for future rent increases and rent free periods for the first two months of the lease. The total amount of rental payments due over the lease term is being charged to rent expense according to the straight-line method over the term of the lease. The difference between rent expense recorded and the amount paid was credited or charged to “Deferred rent obligation,” in the accompanying Balance Sheets. The lease is now on a month-to-month basis.

On October 14, 2015, Green Leaf Farms Holding, Inc. (“GLFH”) and SFC Leasing, LLP entered into a settlement and release of claims agreement that terminated GLFH’s lease that originated on April 16, 2015 for property located at 203 E. Mayflower Avenue in North Las Vegas. The Company paid a total of $83,000 on this lease prior to the termination. The Company subsequently obtained a new building location in order to transition its provisional medical marijuana production and cultivation licenses to an approved status, which is necessary to implement their plan to enter into the medical marijuana industry. Pursuant to NAC 453A.324, the State of NV has imposed a deadline for the timeline to implement operations, which is currently approximately May of 2016. If GLFH is not making significant progress towards being fully operational by then their licenses may be revoked.

On March 4, 2016, GLFH leased a commercial building from Belmont NLV, LLC that originated on April 17, 2016 for its medical marijuana production and cultivation business in North Las Vegas. The 5-year operating lease expires on April 16, 2021 and is renewable for another 5 year term, required a $50,000 security deposit and includes an option to purchase the building for $3.8 million during the third, fourth and fifth years of the lease. The lease provides for increases in future minimum annual rental payments based on defined annual increases beginning with monthly payments of $26,786 and culminating in a monthly payment of $30,148 in 2021. The lease contains provisions for future rent increases. The total amount of rental payments due over the lease term is being charged to rent expense according to the straight-line method over the term of the lease. The difference between rent expense recorded and the amount paid will be credited or charged to “Deferred rent obligation,” in the Balance Sheets.

Future minimum lease payments required under operating leases according to our fiscal year-end are as follows:

Year Ending
December 31,	Amount
2017	$327,857
2018	337,693
2019	347,824
2020	358,258
2021	107,526
Thereafter	-
$1,479,158

Rent expense was $278,589 and $118,123 for the years ended December 31, 2016 and 2015, respectively.